DESCRIPTION OF UNAUDITED PRO FORMA FINANCIAL
  STATEMENTS REFLECTING THE BUSINESS COMBINATION OF SPEEDWAY MOTORSPORTS, INC.
                             AND SEARS POINT RACEWAY

     The following unaudited pro forma financial statements have been prepared giving effect to the acquisition by Speedway Motorsports, Inc. (SMI) of Sears Point Raceway ("SPR") from Brenda Raceway Corporation (BRC) as if the transaction had taken place as of December 31, 1995 and September 30, 1996 for the pro forma balance sheets, and as of January 1, 1995 for the statements of income for the year ended December 31, 1995 and the nine months ended September 30, 1996. The following pro forma December 31, 1995 financial statements include the historical financial position and results of operations of SPR for the year ended October 31, 1995, and the pro forma financial position and results of operations of SMI for the year ended December 31, 1995 as previously reported, giving effect to acquisition of Bristol Motor Speedway, Inc. by SMI on January 22, 1996.

     The acquisition has been accounted for using the purchase method in accordance with Accounting Principles Board Opinion ("APB") No. 16. The purchase price has been allocated to the assets and liabilities acquired at their estimated fair market values at acquisition date. The Company has obtained an independent appraisal of SPR's property and equipment, the fair values of which have been used in the accompanying pro forma financial statements. In the near future, the Company plans to obtain an independent appraisal of the fair value of other net assets acquired, including identifiable intangibles, if any. Based on current information, the Company's management does not expect the final allocation of the purchase price to be materially different from that used in the following pro forma balance sheets and statements of income.

     THE UNAUDITED PRO FORMA FINANCIAL INFORMATION IS NOT NECESSARILY INDICATIVE OF THE RESULTS OF OPERATIONS OR THE FINANCIAL POSITION WHICH WOULD HAVE BEEN ATTAINED HAD THE ACQUISITION BEEN CONSUMMATED AT EITHER OF THE FOREGOING DATES OR WHICH MAY BE ATTAINED IN THE FUTURE. THE PRO FORMA FINANCIAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE HISTORICAL FINANCIAL STATEMENTS OF SMI AND SPR.

   PRO FORMA BALANCE SHEET
   SPEEDWAY MOTORSPORTS, INC. AND SEARS POINT RACEWAY
   DECEMBER 31, 1995
   (UNAUDITED)
   (In Thousands)


                                                      Proforma(1)      Historical(2)                      Pro Forma
                                                         SMI               SPR            Pro Forma     Adjustments   Pro Forma
                                                       12/31/95          10/31/95         Adjustments      Notes       12/31/95
   ASSETS
   CURRENT ASSETS
     Cash and cash equivalents                          $13,725              $158          ($11,883)          I         $2,000
     Restricted cash                                         86            --                --                             86
     Trade accounts receivable                            6,929               581               (85)          F          7,425
     Refundable income taxes                                727            --                --                            727
     Inventories                                          5,372            --                --                          5,372
     Speedway condominiums under construction             3,142            --                --                          3,142
     Prepaid expenses                                       185                99            --                            284
            Total current assets                         30,166               838           (11,968)                    19,036
   PROPERTY AND EQUIPMENT, NET                          107,622             9,716            19,309           A        136,647
   GOODWILL AND OTHER INTANGIBLE ASSETS                  32,281            --                11,422           B         43,703
   OTHER ASSETS
     Marketable equity securities                         1,855            --                --                          1,855
     Notes receivable                                       934             4,769             8,684           C         14,387
     Other assets                                         1,909               507              (545)          D          1,871
            Total other assets                            4,698             5,276             8,139                     18,113
            TOTAL                                      $174,767           $15,830           $26,902                   $217,499

   LIABILITIES AND STOCKHOLDERS' EQUITY
   CURRENT LIABILITIES
     Current maturities of long-term debt               $26,848              $547             ($547)          G        $26,848
     Accounts payable                                     7,783               313             --                         8,096
     Deferred race event income, net                     20,581               280             --                        20,861
     Accrued expenses and other liabilities               6,221               407             --                         6,628
     Due to former stockholders                           1,660             5,506            (5,506)          G          1,660
            Total current liabilities                    63,093             7,053            (6,053)                    64,093
   LONG-TERM DEBT
     Notes payable                                        1,458            12,713            (2,427)          G         11,744
     Capital lease obligation                             --                --               31,446           E         31,446
   PAYABLE TO AFFILIATED COMPANIES                        2,603             --                --                         2,603
   DEFERRED MEMBERSHIP INCOME, NET                        1,563             --                --                         1,563
   DEFERRED INCOME TAXES                                  9,916             --                --                         9,916
   OTHER LIABILITIES                                        754             --                --                           754
            Total liabilities                            79,387            19,766            22,966                    122,119

   STOCKHOLDERS' EQUITY
     Common stock                                           380                15               (15)          H            380
     Additional paid-in capital                          72,148                18               (18)          H         72,148
     Retained earnings                                   22,944            (3,969)            3,969           H         22,944
     Unrealized loss on marketable equity securities        (92)            --                                             (92)
            Total stockholders' equity                   95,380            (3,936)            3,936                     95,380
            TOTAL                                      $174,767           $15,830           $26,902                   $217,499


   (1) Represents SMI pro forma financial statements as previously reported giving effect to the Bristol Motor Speedway acquisition on January 22, 1996.

   (2) SPR's year end is October 31. The historical fiscal year ended October 31, 1995 balances have been used for 1995 pro forma financial statement purposes.

                  See notes to pro forma financial statements.

                   NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
                              AT DECEMBER 31, 1995
                                 (In Thousands)


A.   Increase in property and equipment:
     - To adjust SPR depreciable property and equipment to fair
        value at date of acquisition based on independent appraisal ..                  $16,323
     - To adjust SPR land to fair value at date of acquisition
         based on independent appraisal ...............................                   2,986
                                                                                         19,309
B.   Increase in excess of cost over fair values assigned to net assets acquired (goodwill)(amortized on straight-line basis
     over 40 years)...................................................                   11,422

C.   Increase in notes receivable:
     - To record SMI loan to BRC stockholder under note receivable ...                   13,453
     - To eliminate BRC amounts due from affiliates not acquired .....                   (4,769)
                                                                                          8,684
D. Decrease in other assets:
     - To eliminate deferred loan costs not acquired in purchase .....                     (545)

E.   To record capital lease obligation on BRC real property, net of
         cash deposits paid at closing of $6,500 ......................                  31,446

F.   To eliminate other receivables not acquired in SPR purchase .....                      (85)

G.   Decrease in long-term debt:
     - To eliminate BRC long-term debt, including current portion, not
         assumed in purchase ..........................................                 (13,260)
     - Increase in SMI long-term debt for pro forma purposes (see Note
         J below) .....................................................                  10,286
                                                                                         (2,974)
     - Current for Tier of Long-Term Debt..............................                    (547)
                                                                                         (2,427)
     - To eliminate BRC notes payable to stockholder not assumed in
         purchase .....................................................                  (5,506)

H.   To eliminate historical equity of BRC:
     - Common stock ..................................................                      (15)
     - Additional paid-in capital ....................................                      (18)
     - Deficit .......................................................                    3,969

I.   Decrease in cash:
     - Direct costs of acquisition ...................................                     (150)
     - Paid at closing for net assets acquired .......................                   (1,908)
     - SPR lease security deposit and purchase option ................                   (6,500)
     - Cash retained by BRC ..........................................                     (175)
     - Loan to BRC stockholder at closing ............................                  (13,453)
     - Increase in cash from pro forma borrowings (see Note J below)..                  (22,169)
                                                                                         10,286
                                                                                        (11,883)
Purchase price summary, including execution of real property capital lease:
     Cash paid at closing ............................................                    1,908
     Capital lease obligation executed at closing ....................                   37,946
     Direct costs of acquisition .....................................                      150
     Total purchase price ............................................                   40,004

Allocation of purchase price:
     Book value of net assets acquired ...............................                    9,273
     Step-up in fair value of property and equipment .................                   19,309
     Excess of cost over fair values assigned (goodwill) .............                   11,422
     Total purchase price ............................................                  $40,004

                                       17





J. Increase in long-term debt for pro forma purposes:

     In the November 18, 1996 acquisition, as discussed in Note I above, SMI disbursed amounts aggregating $22,169 from available SMI cash balances. The cash disbursed exceeded December 31, 1995 and September 30, 1996 cash balances. As such, for pro forma presentation purposes, a portion of the cash disbursed was assumed to be funded with borrowings of long-term debt.
     The additional pro forma interest, which would not be retroactively capitalized for construction in progress, has been reflected in the pro forma statements of income.






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




       PRO FORMA STATEMENT OF INCOME
       SPEEDWAY MOTORSPORTS, INC. AND SEARS POINT RACEWAY
       YEAR ENDED DECEMBER 31, 1995
       (Unaudited)
       (In Thousands except per share amounts)




                                                                                                       Pro Forma
                                                      Proforma(1)  Historical(2)      Pro Forma       Adjustments    Pro Forma
                                                          SMI           SPR          Adjustments         Notes        12/31/95
       REVENUES:                                       12/31/95       10/31/95
          Admissions                                    $45,648         $3,648           --                             $49,296
          Event related revenue                          30,391          4,263           --                              34,654
          Other operating revenue                        11,221          1,260           --                              12,481
                                                        --------   ------------       ------                            --------
                 Total revenues                          87,260          9,171           --                              96,431
                                                        --------   ------------       ------                            --------

       OPERATING EXPENSES:
           Direct expenses of events                     23,913          4,103           --                              28,016
           Other direct operating expenses                7,611             --           --                               7,611
           General and administrative                    17,398          3,274         (245)              A              20,427
           Depreciation and amortization                  6,249            551          772               B               7,572
                                                        --------   ------------       ------                            --------
                 Total operating expenses                55,171          7,928          527                              63,626
                                                        --------   ------------       ------                            --------

       OPERATING INCOME                                  32,089          1,243         (527)                             32,805

       INTEREST INCOME (EXPENSE), NET                    (2,074)         (717)          148               C              (3,577)
       OTHER INCOME (EXPENSE)                             3,410          (934)           --               E               3,410
       EQUITY IN EARNINGS OF NORTH
           WILKESBORO SPEEDWAY                              233                          --                                 233
                                                        --------   ------------       ------                            --------

       INCOME (LOSS) FROM CONTINUING
            OPERATIONS BEFORE INCOME TAXES               33,658           (408)        (379)                             32,871

       INCOME TAX PROVISION (BENEFIT)                    14,034             --         (326)             (D)             13,708
                                                        --------   ------------       ------                            --------

       INCOME (LOSS) BEFORE EXTRAORDINARY ITEM           19,624           (408)         (53)                             19,163

       EXTRAORDINARY ITEM, NET                             (133)            --           --                                (133)
                                                        --------   ------------       ------                            --------

       NET INCOME (LOSS)                                $19,491          ($408)        ($53)                            $19,030
                                                        ========   ============       ======                            ========


       INCOME PER SHARE FROM
          CONTINUING OPERATIONS                           $0.53                                                           $0.51
                                                        ========                                                        =========
       WEIGHTED AVERAGE SHARES
          OUTSTANDING                                    37,375                                                          37,375
                                                        ========                                                        =========


       (1) Represents SMI pro forma financial statements as previously reported giving effect to the Bristol Motor Speedway acquisition on January 22, 1996.

       (2) SPR's year end is October 31. The historical fiscal year ended October 31, 1995 balances have been used for 1995 pro forma financial statement purposes.


                  See notes to pro forma financial statements.

                NOTES TO UNAUDITED PRO FORMA STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                 (In Thousands)

A.   Decrease in general and administrative expense, consulting fees
         paid to affiliate of BRC stockholder ........................             $  (245)

B:   Increase in depreciation and amortization:
         Depreciation of step-up in fair value of property and equipment
          using straight-line basis ..................................                 599
         Amortization of goodwill (amortized on straight-line basis
          over 40 years) .............................................                 286
         Decrease in amortization of other assets ....................                (113)
                                                                                       772
C.   Change in interest income (expense), net:
         Interest income on SMI loan to BRC stockholder at purchase...                 538
         Interest expense on SPR capital lease obligation ............              (2,044)
         Interest expense on increase in long-term debt for pro forma purposes
          (see Note J of December 31, 1995 pro forma balance
          sheet) .....................................................                (101)
         Elimination of interest income on BRC amounts due from
          affiliates not acquired in purchase ........................                (228)
         Elimination of interest expense on notes payable not assumed
          in SPR purchase ............................................               1,049
                                                                                      (786)
D.   Decrease in income tax provision:
         Income tax benefit of pro forma adjustments on consolidated income tax provision using SMI effective income tax rate of
          approximately 40% ..........................................              $ (137)

E.   Elimination of BRC other expense,
        Litigation settlement related to a prior year................                $ 934